OTHER LIABILITIES	12 Months Ended
Dec. 31, 2016
OTHER LIABILITIES
OTHER LIABILITIES

NOTE K. OTHER LIABILITIES

($ in millions)

At December 31:	2016	2015
Income tax reserves	$2,621	$3,150
Excess 401(k) Plus Plan	1,494	1,445
Disability benefits	538	590
Derivative liabilities	61	22
Special restructuring actions	358	362
Workforce reductions	424	407
Deferred taxes	424	253
Other taxes payable	90	89
Environmental accruals	262	270
Warranty accruals	68	83
Asset retirement obligations	142	134
Acquisition related	111	200
Divestiture related*	270	575
Other	613	519

Total	$7,477	$8,099

*	Primarily related to the divestiture of the Microelectronics business

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the previous table.

In addition, the company executed certain special restructuring-related actions prior to 2006. The previous table provides the noncurrent liabilities associated with these special actions. Current liabilities are included in other accrued expenses and liabilities in the Consolidated Statement of Financial Position and were immaterial at December 31, 2016.

The noncurrent liabilities are workforce accruals related to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Statement of Financial Position, that do not reflect actual or anticipated insurance recoveries, were $272 million and $283 million at December 31, 2016 and 2015, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2016, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Statement of Financial Position were $173 million and $166 million at December 31, 2016 and 2015, respectively.